UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 20, 2019

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 1608, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TNXP	The NASDAQ Global Market

Item 8.01.	Other Events.

On November 19, 2019 Tonix Pharmaceuticals Holding Corp., a Nevada corporation, (the “Company”), closed its previously announced public offering (the “Offering”) of an aggregate of (i) 547,420 Class A Units (the “Class A Units”), with each Class A Unit consisting of one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), one five-year warrant (each, a “Warrant” and collectively, the “Warrants”) to purchase one share of Common Stock at an exercise price equal to $1.94 per share of Common Stock, and one-half of one common warrant to purchase one share of Common Stock at an exercise price equal to $1.94 per share of Common Stock (each, a “Common Warrant”, and collectively, the “Common Warrants”), with each Class A Unit to be offered to the public at a public offering price of $1.94, and (ii) 7,938 Class B Units (the “Class B Units”, and together with the Class A Units, the “Units”), with each Class B Unit offered to the public at a public offering price of $1,000 per Class B Unit and consisting of one share of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”), with a stated value of $1,000 and convertible into 515.464 shares of Common Stock at the conversion price of $1.94 per share, Warrants to purchase 515.464 shares of Common Stock at an exercise price equal to $1.94 per share of Common Stock, and Common Warrants to purchase 257.732 shares of Common Stock at an exercise price equal to $1.94 per share of Common Stock.

On November 20, 2019, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit No.	Description.
	99.01	Press release of Tonix Pharmaceuticals Holding Corp., dated November 20, 2019

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: November 20, 2019	By:	/s/ Bradley Saenger
Bradley Saenger
Chief Financial Officer